NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity AEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 5, 2008
To Prospectus Dated May 1, 2008

Effective May 30, 2008, the name of the Dreyfus Midcap Value subaccount changed to Dreyfus Premier MidCap Value. All references to Dreyfus Midcap Value in the Prospectus dated May 1, 2008, are hereby changed to Dreyfus Premier MidCap Value effective on May 30, 2008.

Effective June 20, 2008, the name of the Wells Fargo Advantage Growth and Income subaccount will change to Wells Fargo Advantage Large Company Core. All references to Wells Fargo Advantage Growth and Income in the Prospectus dated May 1, 2008, are hereby changed to Wells Fargo Advantage Large Company Core effective on June 20, 2008.

Effective July 18, 2008, the following underlying funds will have share class changes:

Underlying Fund Name	Current Share Class	New Share Class
Wells Fargo Advantage Growth	Advisor	A
Wells Fargo Advantage Large Company Core (f/k/a Wells Fargo Advantage Growth and Income)	Advisor	A
Wells Fargo Advantage Opportunity	Advisor	A

All references to the share class of these underlying funds are hereby changed as indicated in the table above effective July 18, 2008.

Please Retain This Supplement For Future Reference